EXHIBIT 10.35

Microsoft Word 11.0.6502;This Agreement is made on the 23rd day of December, 2005 by and between:

1. NS8 CORPORATION, a company incorporated in the State of Delaware and having its principal office at One Union Square, 600 University Street, Suite 1525, Seattle, Washington, 98101 USA (hereinafter referred to as "NS8");

2. ACME MOBILE PTE LTD, a company incorporated in Singapore, and having its offices at 110A Telok Ayer Street, Singapore 068579 (hereinafter referred to as "Acme").

WHEREAS:

A. NS8 is a mobile content service provider and Acme is an authorised distributor of Mobile Entertainment applications and contents.

B. NS8 intends to make available to its Customers Contents (as defined below) to be provided by Acme that will enable the Customers of NS8 to purchase and run such Contents on their mobile phones.

NOW IT IS AGREED THAT:

1.     DEFINITIONS

--------------------------------------- ---------------------------------------
          Terms / Expressions                           Meaning
--------------------------------------- ---------------------------------------
"Contents"                              All  the  JAVA,  MMS,  graphical  and/or
                                        other  mobile   entertainment   contents
                                        and/or applications provided by Acme to NS8.

--------------------------------------- ---------------------------------------
"Content Fee"                           The  fee  paid  by  Customers  for  each
                                        downloaded  piece of Content,  excluding
                                        airtime   &   data   charges   and   the
                                        prevailing   Goods  and  Services   Tax.
--------------------------------------- ----------------------------------------
"Customers"                             Subscribers to NS8's service.

--------------------------------------- ----------------------------------------
"Content Licensors"                     Third party  content  providers for whom
                                        Acme is an authorized distributor.
--------------------------------------- ----------------------------------------
"Service"                               The Service to  download a selection  of
                                        Contents that are provided by Acme.  The
                                        Service  shall be made  available to the
                                        Customers via their mobile phones and/or
                                        NS8's  web  sites  or  other  designated
                                        websites.
--------------------------------------- ----------------------------------------

2.     COMMENCEMENT AND TERMINATION

2.1 This Agreement will take effect on January 3, 2006 ("Effective Date") and continue for an initial term of three (3) years, and shall thereafter be automatically renewed for successive 1-year terms.

2.2 Notwithstanding Clause 2.1, this Agreement or any part thereof may be terminated:

       (a) By either party, upon giving at least ninety (90) days' prior written notice to the other without assigning any reason thereof;

       (b) Immediately, upon written notice by either party, if the other breaches a representation, warranty or material obligation of this Agreement and fails to cure the breach within fourteen (14) business days from the receipt of a written request to cure from the non-breaching party; or

       (c) Immediately, upon written notice by either party, if the other ceases or threatens to cease to carry on all or a substantial part of its business, or becomes insolvent, or makes an assignment for the benefit of its creditors, or a receiver is appointed for its business, or an order is made for the winding up of it (other than for the purposes of amalgamation or reconstruction).

2.3 Upon termination of this Agreement or part thereof, NS8 will remove the relevant Contents and delete the said Contents from its web sites and any other storage medium. All materials in either party's control belonging to the other party, including without limitation, Confidential Information (as defined below) of either party, will be promptly returned to the owner or destroyed according to the owner's written instructions, with such destruction to be certified to the owner in writing by an officer of such other party. The termination of this Agreement or part thereof for any reason whatsoever shall not affect any rights or liabilities that have accrued prior to or upon termination.

3.     GRANT OF LICENCE

3.1 In consideration of the promises and mutual covenants and agreements set forth herein, Acme hereby grants to NS8 a non-exclusive license to reproduce, digitize, use, publicly display, publicly broadcast, transmit and distribute the Contents or any part thereof in Thailand, Singapore, Australia, New Zealand, Taiwan, Hong Kong, and the Philippines on its web sites and Customers' mobile phones for the commercial purposes described herein, including the downloading and consumption of the Contents by the Customers.

3.2 NS8 acknowledges that the Contents and their source codes constitute valuable trade secrets of Acme. Accordingly, NS8 agrees not to: (a) modify, adapt, alter, translate, or create derivative works from the Contents except as expressly permitted herein; (b) sublicense, lease, rent, loan, or otherwise transfer the Contents to any third party except as expressly permitted herein; (c) reverse engineer, decompile, disassemble, or otherwise attempt to derive the source codes of the Contents.

3.3 NS8 further agrees not to independently, or through its' agents, pursue or negotiate commercially with Acme's developers, artists, engineers or other related companies without Acme's written consent.

4.     OBLIGATIONS OF ACME

4.1 Acme shall provide NS8 with an initial selection of Contents as listed in Appendix 1 of this Agreement.
       ----------

4.2 Acme warrants that the Content Licensors are the owners of all rights, title and interest (including intellectual property rights) in the Contents or are otherwise entitled to the rights thereto, and Acme's license agreements with the Content Licensors, under which it has or shall secure all necessary rights of use for the Contents as contemplated under this Agreement, are or will be legal, valid and binding as at the launch date of the Contents and shall subsist for the full duration of this Agreement.

4.3 Acme shall supply the Contents to NS8 in the manner jointly agreed upon by Acme and NS8; provided that NS8 shall provide to Acme all information and assistance reasonably required by Acme to supply the Content.

4.4 Acme shall use commercially reasonable efforts to ensure that the Contents are compatible with current industry standard handsets; and that it will make available to NS8 updated versions of the Contents as they become available:

4.5 Acme shall use commercially reasonable efforts to check for and remove commonly knoZZwn viruses prior to providing the Contents to NS8. Without prejudice to the aforesaid, Acme shall assist NS8 to resolve any bugs, errors and/or viruses discovered in the Contents.

5.     OBLIGATIONS OF NS8:

5.1 NS8 shall host the Contents on its own servers (or on the servers of a third party that NS8 has engaged for that purpose) and be responsible for providing the necessary infrastructure to enable Customers to download the Contents onto their handsets, unless otherwise agreed in writing.

5.2 NS8 shall be responsible for billing and collecting all downloading Content Fees from the Customers, either directly or indirectly, for the use of the Services in accordance with Clause 7.

5.3 NS8 shall test the Contents before they are made available to the Customers, and shall have the right to reject any Contents that are not suitable, and in such case, be allowed to select another Content(s) as a replacement.

6.     CHANGES TO THE CONTENTS

       NS8 may request Acme to update the Contents on a regular basis and existing Contents may be deleted and/or new Contents added thereto upon the mutual agreement of Acme and NS8 and under the same terms of this Agreement. Any deletion shall be notified to Acme in writing at least fourteen (14) calendar days prior to such deletion.

7.     REVENUE SHARING & REPORTING

7.1    Revenue Sharing

7.1.1 NS8 and Acme shall jointly decide on the Content Fee to be charged to the Customers for the Services, and NS8 will bill the Customers accordingly.

7.1.2 In consideration of the promises and mutual covenants and agreements set forth herein, the Content Fees derived from the Services shall be shared between NS8 and Acme in accordance with Appendix 2.

7.2    Reporting

7.2.1 NS8 shall keep full and accurate records with respect to all revenues sources specified hereunder subject to revenue sharing, and shall compile a download report of all downloaded Contents for each calendar month signed by a financial officer of NS8, and submit the report to Acme no later than by the 15th working day of the following month.

7.2.2 In accordance with the report, Acme shall send an invoice for the relevant calendar month to NS8.

7.3    Revenue Collection

7.3.1 NS8 shall collect and consolidate the Content Fees from the Services at the end of each month.

7.3.2 NS8 shall pay Acme the amount due to Acme within thirty (30) days from the date of NS8's receipt of Acme's invoice. All monies due to Acme shall be remitted via bank wire transfer or such other methods as may be agreed between the parties in Singapore dollars.

7.3.3 Acme shall have the right, at its expense, no more than once annually and covering the same audit period no more than once, to have an outside accounting firm review the records maintained by NS8 in accordance with Paragraph 7.2.1 to confirm the accuracy of the payments made hereunder. Prompt adjustment shall be made by the proper party to compensate for any discovered overpayments or underpayments.

7.3.4 If NS8 fails to perform the obligations in Clause 7.3.2 above, Acme is entitled to charge the Licensee interest calculated on a daily basis at UOB Singapore's prime lending rate plus two percent (2%).

8.     WARRANTIES AND INDEMNITIES

8.1    Each party represents and warrants to the other that:

       (a) It has the power and right to execute this Agreement and perform its obligations hereunder, and this Agreement does not conflict with any other agreement or obligation by which it is bound.

       (b) It shall comply with all relevant laws and regulatory requirements, and obtain and maintain for the duration of this Agreement all permits and licenses applicable or necessary for the performance of its obligations hereunder.

8.2    Acme further represents and warrants to NS8 that:

       (a) Acme is the owner of all rights, title and interest (including intellectual property rights) in the Contents or is otherwise entitled to the rights thereto.

       (b) Acme shall supply the Content and perform all services (1) in accordance with this Agreement and (2) with reasonable care and skill;

       (c) The Contents do not include any material which is harmful, pornographic, abusive, obscene, threatening, defamatory, seditious or contrary to public policy, or which encourages illegal activities or promotes software or services that deliver unsolicited messages.

       (d) The exploitation of the Contents as contemplated under this Agreement do not and will not violate or infringe upon any laws, regulatory requirements or codes, or the patent rights, copyrights, trademarks, service marks, proprietary information, design rights or other proprietary rights of any third party.

8.3 Both Acme and NS8 shall defend, indemnify and hold harmless the other party from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or relating to the breach of any term, condition, representation or warranty on its part under this Agreement.

8.4 Acme shall undertake to be fully responsible for all liaisons with the Content Licensors and to settle any and all disputes involving any of them and/or any rights holders, and shall defend, indemnify and hold harmless NS8 from and against any and all claims, damages, liabilities, costs and expenses (including reasonable legal fees and expenses and any royalty fees paid by NS8 to any third party), arising out of or relating to the use of the Contents under this Agreement.

8.5 The indemnities given hereunder shall apply whether or not legal proceedings are instituted, and if such proceedings are instituted, irrespective of the means, manner or nature of any settlement, compromise or determination. The said indemnities shall survive the termination of this Agreement for a period of two (2) years.

8.7 Notwithstanding the foregoing, a party shall promptly bring to the attention of the other party, as the case may be, any information coming to its attention, that the provision of the Services pursuant to this Agreement may infringe any intellectual property right or other rights of a third party. In such event, the parties shall mutually decide whether the provision of the Services in question ought to be suspended until the matter is resolved.

9.     CONFIDENTIALITY

       Each party agrees not to, and shall ensure that its directors, officers, employees, agents and advisors do not, disclose to third parties, any confidential or proprietary information arising or disclosed pursuant to this Agreement (including but not limited to the terms of this Agreement, the parties' trade secrets and information not generally known to the public, such as business plans, strategies, practices, products, personnel and finances) (the "Confidential Information") except: (i) with the prior written permission of the party to whom such information belongs; (ii) as required by applicable law or regulation or pursuant to a court order or direction of any government authority or regulatory body or stock exchange; provided that, the recipient gives the party to whom such information belongs written notice of same so that party will have an opportunity to contest any such disclosure; or (iii) where the information is already known to the recipient, or obtained by independent means or independently developed, by the recipient, or is already in the public domain through no fault of the recipient. This clause shall survive the termination of this Agreement for a period of five years.

10.    FORCE MAJEURE

       A party will not be liable to the other for any delay in or failure to perform its obligations as a result of any cause beyond its reasonable control, including but not limited to causes due to Acts of God, any act or omission of government or change in legislation, regulation, policy or guideline, any shortage of material, fire, flood, explosion, power failure or industrial dispute, and any damage, destruction, corruption, breakdown, malfunction, mechanical or other defect in its systems or telecommunications link or components. If such delay or failure continues for at least one (1) month, the parties will be entitled to forthwith terminate this Agreement by notice in writing in which event, no party shall have any claim against the other in respect thereof.

11.    COSTS

       Each party shall bear its own costs in connection with the execution of this Agreement and in relation to the fulfillment of its obligations hereunder.


12.    ASSIGNMENT

       Neitherparty may assign or transfer all or any of its rights and/or obligations hereunder without the prior written consent of the other; provided that either party may assign or transfer all or any of its rights and/or obligations hereunder to any of its affiliates or related companies without the consent of the other party.

13.    WAIVER AND VARIATION

       No failure or delay by a party in exercising any right, power or privilege to which it is entitled shall operate as a waiver nor shall any single or partial exercise of any such right, power of privilege preclude any other or further exercise. The terms of this Agreement may only be waived or varied by an agreement in writing by the parties.

14.    ENTIRE AGREEMENT AND SEVERABILITY

       This Agreement supersedes all prior agreements, arrangements and understandings, whether oral or written, between both parties in relation to the matters dealt with herein and constitutes the entire agreement and understanding between both parties. In the event that any provision of this Agreement or part thereof shall be held void, illegal or unenforceable, it shall be rendered invalid to that extent but shall in no way affect or prejudice the remaining provision or other provisions of this Agreement.

15.    NOTICES

       All notices required to be given under this Agreement shall be in writing and delivered by hand, prepaid post, electronic mail with receipt confirmation, or by facsimile with written confirmation of transmission, and addressed as follows (or as may be notified by the other party from time to time):

       NS8 Corporation
       200 - 1311 Howe Street
       Vancouver, British Columbia
       Canada  V6Z 2P3
       Attn: Anthony Alda, CEO
       Email: imagine@ns4corp.net
              -------------------
       Fax: +604-677-7011

       Acme Mobile Pte Ltd
       110A Telok Ayer Street
       Singapore 068579
       Attn: Paul Meyers, CEO
       Email: pau@acme-mobile.com
       Fax no: +65-6224-3421

16.    GOVERNING LAW

       This Agreement shall be governed by Singapore law and the parties hereby submit to the exclusive jurisdiction of the Singapore courts.

IN WITNESS WHEREOF, the parties have entered into this Agreement, including all exhibits and attachments referenced herein, as of the date above written.


SIGNED (for and on behalf of)       in the presence of        SIGNED (Witness)
ACME MOBILE                                                   ACME MOBILE
Signature/Date:                                               Signature/Date:







Paul Meyers,                                                  Elaine Ee
CEO                                                           Director






SIGNED (for and on behalf of)       in the presence of        SIGNED (Witness)
NS8 CORPORATION                                               NS8 CORPORATION
Signature/Date:                                               Signature/Date:





Anthony Alda,                                                 Carl Segal
CEO                                                           Executive Vice
                                                              President



                                   Appendix 1
                            Initial List of Contents

       CONTENT TITLE                                         TYPE of CONTENT
       ---------------------------------------------------------------------


All    Contents     appearing    on    Acme     Mobile's     catalog     website
(www.acme-mobile.com/ace), pending approval by Acme's Licensors.

Other products may be introduced by Acme following the terms and conditions set out in this Agreement. The products shall be mutually negotiated and accepted in writing.





                                   Appendix 2
                                   ----------

                              Revenue Sharing Model

Distribution Channels:
Terms:
o        .

Price per game and Telco (Carrier) Share:

 ----------------------- ---------------------------- -------------------------
         Channel             Retail Price per Game    Portion of Retail Price
                                                         retained by Telco
                                                             (Carrier)
 ----------------------- ---------------------------- -------------------------

 ----------------------- ---------------------------- -------------------------

 ----------------------- ---------------------------- -------------------------

 ----------------------- ---------------------------- -------------------------

 ----------------------- ---------------------------- -------------------------

Additional distribution channels and territories may be introduced by NS8 following the terms and conditions set out in this Agreement. These shall be mutually negotiated and accepted in writing in an addendum to this Agreement. The final retail pricing regarding any such additional distribution channels and territories will be determined and approved in advance by Acme.

Acme and NS8 agree that end-user retail pricing of the games shall be mutually agreed upon by Acme and NS8.


SIGNED (for and on behalf of)                      SIGNED (for and on behalf of)
ACME MOBILE                                        NS8 CORPORATION
Signature/Date:                                    Signature/Date:








Paul Meyers,                                                  Anthony Alda
CEO                                                           CEO